UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 25, 2022

Six Flags Entertainment Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-13703	13-3995059
(Commission File Number)	(IRS Employer Identification No.)

1000 Ballpark Way Suite 400
Arlington, Texas	76011
(Address of principal executive offices)	(Zip Code)

(972) 595-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.025 par value per share	SIX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02          Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 25, 2022, Sandeep Reddy, Executive Vice President and Chief Financial Officer of Six Flags Entertainment Corporation (the “Company”), notified the Company of his decision to resign, effective March 27, 2022. During the interim period, Mr. Reddy will continue in the role to facilitate a smooth transition. Mr. Reddy’s resignation was a personal decision to pursue a different career opportunity and is not the result of any disagreement with the Company.

Stephen Purtell, 55, who currently serves as the Company’s Senior Vice President, Corporate Communications, Investor Relations and Treasurer, will assume the role of interim chief financial officer effective March 28, 2022. No changes have been made to Mr. Purtell’s compensation at this time. Mr. Purtell previously served as Senior Vice President, Investor Relations, Treasury and Strategy since December 2020. From October 2016 to December 2020, Mr. Purtell was Senior Vice President, Investor Relations and Treasurer, and from July 2012 to October 2016, Mr. Purtell was Vice President, Business Development and Treasurer. Prior to joining the Company, Mr. Purtell served as VP, Sales Operations and Market Research for Siemens Healthcare Diagnostics after it acquired Dade Behring in 2007. Mr. Purtell joined Dade Behring in 2003 and held financial positions including Assistant Treasurer, VP Corporate Planning and Analysis, and Treasurer. Prior to joining Dade Behring, Mr. Purtell held financial and engineering positions at IMC Global and GATX Terminals Corporation, and was an officer in the U.S. Army. Mr. Purtell has a B.S. in Civil Engineering from the U.S. Military Academy at West Point and an M.B.A. from the Wharton School of the University of Pennsylvania.

Item 7.01            Regulation FD Disclosure

On February 28, 2022, the Company issued a press release announcing the resignation of the Company’s chief financial officer and appointment of an interim chief financial officer. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01             Financial Statements and Exhibits

(d)             Exhibits

99.1           Press Release of Six Flags Entertainment Corporation, dated February 28, 2022

104           Cover Page Interactive Data File (cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIX FLAGS ENTERTAINMENT CORPORATION

	By:	/s/ Sandeep Reddy
		Name:	Sandeep Reddy
		Title:	EVP & Chief Financial Officer
Da

Date: February 28, 2022